FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report October 27, 2004
                       (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
                (Exact name of Company as specified in charter)



                      Delaware          0-16211       39-1434669
              (State of Incorporation) (Commission   (IRS Employer
                                       File Number) Identification No.)




            221 West Philadelphia Street, York, Pennsylvania     17405
                  (Address of principal executive offices)    (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)

Item 2.02. - Results of Operations and Financial Condition.

   The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

   On October 27, 2004, the Company conducted a conference call to discuss the sales and earnings release for the third quarter of 2004 that was issued on October 26, 2004 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on October 27, 2004 related to the third quarter 2004 sales and earnings release issued October 26, 2004 as referenced in Item 2.02.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)



                                          /s/ Bret W. Wise
                                              Bret W. Wise
                                              Senior Vice President and
                                              Chief Financial Officer

Date: November 1, 2004